THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")
SEPARATE ACCOUNT USL VA-R
GENERATIONSTM
FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP
DEFERRED ANNUITY CERTIFICATES
SUPPLEMENT DATED APRIL 2, 2002
TO PROSPECTUS DATED MAY 1, 2001
AS SUPPLEMENTED SEPTEMBER 4, 2001

          This supplement explains two issues that impact your variable annuity contract ("Contract") as a result of a request by Van Kampen Life Investment Trust (the "Life Investment Trust") for approval of a proposition which affects the Contract. The first issue discusses the effect on your Contract if the proposition is voted "AGAINST" and the second issue discusses the effect on the Contract if the proposition is voted "FOR."

           The Life Investment Trust is seeking the approval of shareholders for the reorganization of two of its series, the Strategic Stock Portfolio ("LIT Strategic Stock") and the Domestic Income Portfolio ("LIT Domestic Income"), into two of its other series, the Growth and Income Portfolio ("LIT Growth and Income") and the Government Portfolio ("LIT Government"), respectively. USL is required to solicit the votes of Contract owners. Contract owners with all or a part of their Contract values invested in the LIT Strategic Stock Division and/or the LIT Domestic Income Division as of February 15, 2002 were solicited to provide USL with voting instructions for the shares attributable to their Contract.

ISSUE 1.      If the proposed reorganization is NOT APPROVED there will be no change to your Contract or the investment options available under the Contract.

ISSUE 2.     If the proposed reorganization IS APPROVED, Contract owners will receive units of interest in the LIT Growth and Income Division and LIT Government Division in exchange for their units of interest in the LIT Strategic Stock Division and LIT Domestic Income Division, respectively. The LIT Strategic Stock and LIT Domestic Income will cease to be separate entities.

          This process will take place over a period of four days. Monday, April 29, 2002 will be the last day Contract values can move into or out of the LIT Strategic Stock Division or LIT Domestic Income Division. Trade orders must be received by USL by 3 PM Central Time in order to receive the values established at the close of the market on April 29. On Tuesday, April 30, 2002, there will be no trade orders accepted. On Wednesday, May 1, 2002, the transfer agent for the Life Investment Trust will sell shares of LIT Strategic Stock and LIT Domestic Income and purchase shares of LIT Growth and Income and LIT Government. Thursday, May 2, 2002 will be the first day that Contract values can be invested in the LIT Growth and Income Division and the LIT Government Division

          If you have all or any part of your Contract values invested in the LIT Strategic Stock Division or the LIT Domestic Income Division on April 30, 2002 you will receive a written confirmation of the transfer to the LIT Growth and Income Division and the LIT Government Division within five days after the transaction.

          You may also transfer out of the LIT Strategic Stock Division or the LIT Domestic Income Division to any other available Division of your Contract prior to April 30, 2002, without having such transfer(s) incur a $25.00 Transfer Charge, or count against the 12 free transfers which you are allowed each Contract Year.